SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2004

GENVEC, INC.

(Exact name of issuer as specified in charter)

Delaware	0-24469	23-2705690

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 West Watkins Mill Road
Gaithersburg, MD

(Address of principal executive offices)

20878

(Zip code)

(240) 632-0740

(Registrant’s telephone number, including area code)

Item 5. Other Events and Requires FD Disclosure

     The exhibits filed herewith relate to an offering, on a best efforts basis, of up to 4,000,000 shares of GenVec, Inc. common stock pursuant to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission by GenVec, on December 18, 2002 (SEC File No. 333-101963), as supplemented by a prospectus filed pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, dated April 13, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits. The following exhibits are filed with this Current Report on Form

8-K:

Exhibit Number Referred
to in Item 601 of
Regulation S-K	Description
1.1	Amended and Restated Placement Agency Agreement, dated March 30, 2004 between GenVec, Inc. and Stonegate Securities, Inc.

99.1	Escrow Agreement, dated April 12, 2004 among GenVec, Inc., Bank of Texas, N.A. and Stonegate Securities, Inc.

99.2	Form of Subscription Agreement.

99.3	Form of lock-up agreement between GenVec, Inc. and a member of the GenVec Board of Directors.

99.4	Form of lock-up agreement between GenVec, Inc. and stockholder of GenVec, Inc.

99.5	Press Release, dated April 14, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.
(Registrant)

By:	/s/ Jeffrey W. Church

Jeffrey W. Church
Chief Financial Officer, Treasurer and
Corporate Secretary

Date: April 14, 2004

EXHIBIT INDEX

Exhibit No.	Description
1.1	Amended and Restated Placement Agency Agreement, dated March 30, 2004 between GenVec, Inc. and Stonegate Securities, Inc.

99.1	Escrow Agreement, dated April 12, 2004 among GenVec, Inc., Bank of Texas, N.A. and Stonegate Securities, Inc.

99.2	Form of Subscription Agreement.

99.3	Form of lock-up agreement between GenVec, Inc. and a member of the GenVec Board of Directors.

99.4	Form of lock-up agreement between GenVec, Inc. and stockholder of GenVec, Inc.

99.5	Press Release, dated April 14, 2004.